Exhibit 10.13

                         OPERATION OF ACCOUNT AGREEMENT

     Branch:  989  Derry  Road,  Suite  303,  Mississauga,  Ontario,  L5T  2J8

IN CONSIDERATION of Laurentian Bank of Canada (the "Bank") agreeing to deal with the undersigned (the "Customer"), the Customer agrees as follows:

1.     WAIVER  OF  PROTEST

     (a) The Customer hereby waives every presentment, notice of dishonour, protest, notice of protest and days of grace on all bills of exchange, promissory notes, cheques, other instruments or evidences of indebtedness (all of which are hereinafter called "instruments") drawn, made, accepted or endorsed by the Customer in the name of the Customer or in the Business Name (if any) noted below or hereafter delivered to any branch of the Bank for any purpose whatsoever and the Customer shall be liable to the Bank in respect thereof as if presentment, notice of dishonour, protest, notice of protest and days of grace had been duly done or given;

     (b if the Bank should consider it in the best interest of the Customer or the Bank that any such instruments should be noted or protested for any reason then, at the discretion of any officer of the Bank, the same may be noted or protested accordingly, but the Bank shall not be liable to the Customer for any failure or omission to note or protest any such instruments; and

     (c) when any act or thing is necessary or required to be done in the course of or in connection with the banking business of the Customer at a place where there is no branch of the Bank, the Bank may use the services of any bank or other agency for the purposes thereof, at the sole risk of the Customer and in such case such other bank or agency shall be deemed to be the agents of the Customer and the Bank shall not be liable to the Customer by reason of any act or omission of such bank or other agency in the performance of the services required of it or by reason of the loss, theft, destruction or delayed delivery of any instruments, security, certificate or document of any kind while in transit to or from such bank or other agency or while in its possession.

2. ASSIGNMENT OF CLAIM. The Customer hereby transfers and assigns to the Bank all the claims of the Customer against the drawees of all and any instruments discounted or deposited with the Bank and in the event of any such instrument being refused acceptance, the Customer hereby authorizes the Bank to take in the name of the Customer at any time any proceedings for collection of the amount of such unaccepted instruments as the Bank may see fit, but the Bank shall not be liable to the Customer for any failure or omission to take any such action or proceeding.

3. (a) CHARGES TO ACCOUNT. The Bank may debit any account of the Customer at any branch of the Bank with the amount of any instruments (i) which is payable at any branch of the Bank and has been or may hereafter be drawn, made or accepted by the Customer, or (ii) which, having been previously cashed by the Bank or credited to any such account, is returned to the Bank whether or not such return is in compliance with the by-laws and rules of the Canadian
Payments Association or in respect of which settlement is not received by the Bank, together with any charges and expenses properly incurred by the Bank in connection therewith and the Customer shall be liable to the Bank in respect of each amount so debited. The Customer agrees that no charging of unpaid instruments, as provided herein, shall be deemed to amount to payment of such instruments, and that notwithstanding such charging all the rights and remedies that the Bank may have against all parties thereto shall be preserved. Should any instruments received by the Bank for the account of the Customer be lost or stolen or otherwise disappear from any cause whatsoever other than the Bank's gross negligence the Bank may charge any account of the Customer at any branch of the Bank with the amount of the said lost, stolen or disappeared instrument.

     (b) ENDORSEMENT. The endorsement of the Customer on any instruments shall be deemed and held as guaranteeing the authenticity of all endorsements thereon and guaranteeing to supply any necessary missing endorsements, even if such guarantees are not expressed. By virtue of such guarantees the Customer shall return to the Bank the amount of such instruments so guaranteed, if owing

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to  the  nature of any endorsements or its being forged or unauthorized it would appear that such payment was improperly made, or if any necessary missing endorsements are not supplied within a reasonable time.

     (c) CHARGES. The Customer shall pay all costs, charges and expenses (including without limitation legal expenses on a solicitor and client basis) incurred by the Bank in connection with the Customer (including without limitation preparing or entering into any agreement, obtaining or registering any security, establishing, extending or administering accounts, banking services, loans or other banking facilities, preserving and enforcing the Bank's rights, recovering any indebtedness or enforcing any security). The Customer shall also pay such charges as the Bank may from time to time make or vary for the operation of the said account and for establishing, extending or administering accounts, banking services, loans or other banking facilities. The rate of such costs, charges and expenses may be ascertained upon inquiry by the Customer.

     (d) DEBIT FOR CHARGES. All costs, charges and expenses payable by the Customer to the Bank shall be paid upon demand and shall bear interest from demand at the Overdraft Rate, calculated and payable monthly, before and after default and judgment. "Overdraft Rate" means the annual rate of interest which the Bank establishes and quotes from time to time as the rate of interest it will charge at such time for unauthorized overdrafts in accounts in Canada; upon any change in the Overdraft Rate, the rate of interest charged hereunder shall be adjusted automatically and without the necessity of any notice to the Customer. The Bank may from time to time debit the account of the Customer with the amount of any such costs, charges and expenses and interest thereon.

     (e) CHEQUES. Upon negotiation at any branch, agency or ATM machine of the Bank of any cheque or withdrawal drawn on the Bank by the Customer, the Bank may, if and whenever it sees fit, immediately debit the amount of such cheque or withdrawal to the account on which it is drawn.

     (f) OVERDRAFTS. The Customer shall pay to the Bank forthwith after demand therefor any overdraft indebtedness or liability in favour of the Bank in connection with or arising out of the operation of any account of the Customer together with interest thereon, calculated on the daily closing balance of the amount and payable monthly (both before and after demand, default and judgment) at a variable rate per annum equal, unless otherwise agreed, to the Bank's Standard Overdraft Protection Rate as quoted by the Bank from time to time, with interest on overdue interest at the same rate, such interest rate to vary automatically on the day the said Standard Overdraft Protection Rate is varied by the Bank and without notice by the Bank.

4. CONFIRMATION OF BALANCE. Within thirty (30) days of the date of each mailing to the Customer of a statement of the Customer's account together with the cheques and vouchers normally delivered in accordance with the Bank's general practice, or if the Customer has authorized the Bank to deliver the same to any person(s) designated for such purpose, within thirty (30) days of the date of each such delivery, in either case as shown by the records of the Bank, the Customer will examine such cheques and vouchers and all entries appearing in such statements and will notify the Bank in writing of any errors, irregularities or omissions therein or therefrom and of any participation by the Bank in an apparent breach of a fiduciary obligation owed to the Customer occurring during the period of time for which the relevant statement was issued; and upon the expiration of said period of thirty (30) days (save as to any errors, irregularities or omissions previously notified to the Bank as aforesaid and save as to any amounts credited in error to the Customer's account) it shall be finally and conclusively settled and agreed as between the Bank and the Customer that the amount of the balance shown in such statement is true and correct, that the said cheques and vouchers are genuine, that all amounts charged in the said account are properly chargeable to the Customer, that the Customer is not entitled to be credited with any amount not shown on the said statement and that the Bank is released from all claims by the Customer in respect of any and every item in the said statement together with the said cheques and vouchers by collecting the same on or before the thirtieth day following the date onwhich they became available (as to which the Bank's records shall be conclusive evidence), the same shall be deemed to have been delivered to the Customer on such thirtieth day.

5. PREPARATION OF INSTRUMENTS & INTERNAL SUPERVISION. The Customer agrees to have in place systems, procedures and controls, effective to prevent and detect thefts of instruments or losses due to forgeries or frauds involving instruments, including without limiting the generality of the foregoing those:

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     (a)     ensuring  that  all  instruments  are  numbered  sequentially;

     (b) ensuring that all instruments are secured in the same manner as large sums of cash;

     (c) ensuring that all instruments, cheque imprinters and facsimile signature devices are kept in a secured locked receptacle, vault, safe, etc. and that designated individual(s) are responsible for them at all times;

     (d)     conducting  periodic  audits  of  instruments;  and

     (e) ensuring that the individual responsible for doing the bank statement reconciliation shall not be the individual who is responsible for security of instruments or their preparation.

     The Customer will diligently supervise and monitor the conduct and work of all employees and agents having any role in the preparation of instruments and in bank statement reconciliation or other banking functions.

     The Customer agrees that the Bank shall have no responsibility or liability whatsoever for any loss due to a forged or unauthorized signature unless the Customer proves each of the following: (i) that the forged or unauthorized signature was made by a person who was at no time an employee or agent of the Customer; (ii) that the loss was unavoidable despite the Customer having in place the systems, procedures and controls to supervise and monitor employees and agents; and (iii) that the loss was unavoidable despite the Customer having taken all feasible steps to prevent the forgery or unauthorized signature and the loss arising therefrom.

6. AUTHORITY TO MAIL SETTLEMENTS, ETC. The Customer requests and authorizes the Bank to forward by ordinary mail, not insured, to the last address of the Customer known by the Bank, statements, instruments, debit memos and vouchers for the Customer's account and instruments that are dishonoured upon presentation and returned unpaid. Instead of mailing, the Bank may act on the Customer's authorization (if any) to deliver such items to any person(s) designated by the Customer for that purpose.

7. NOTICE OF CHANGE OF ADDRESS. The Customer shall provide the Bank with written notice of all changes to the Customer's address within ten business days of any such change.

8. (a) USE OF AGENTS. Any and all instruments which the Bank now or hereafter holds on account of the Customer may be sent for collection to any branch of the Bank or to any other bank, company, person or persons that the Bank may think fit, at sole risk of the Customer, and such other branch or bank, company, person or persons shall be deemed the agents of the Customer and the Bank will not be responsible or liable for the same until the cash therefor shall have been actually received by the Bank at its branch where the Customer's account is maintained. In case of any and all instruments discounted with or hypothecated to the Bank by the Customer or forwarded by the Bank for collection in respect of which an instrument or other negotiable paper or evidence of payment is remitted to the Bank in settlement, the Customer shall be liable to the Bank on such remittance as if actually endorsed by the Customer and if same is not paid according to the tenor thereof the Bank shall be entitled to charge the same to the account of the Customer.

     (b) USE OF ATM. The Customer, as well as the individuals using the automated teller card, are responsible for this card and for the personal identification number "PIN". The Customer agrees to take all the necessary precautions to ensure the confidentiality of the "PIN" and authorizes the Bank to give a "PIN" to each of the representatives named. The Customer acknowledges that: all issued ATM cards may be used to make deposits and/or withdrawals to the said account; the transaction record produced by the ATM shows the Customer's instructions; all transactions performed at an ATM after 9:00 p.m. will be entered in the Customer's account the following day; the contents of the envelopes used to make a deposit are subject to verification and acceptance by the Bank; the Bank's statements and registers concerning ATM operations and the verification of the contents of envelopes inserted in an ATM will serve as proof for the transaction performed; ATM use is entirely at the Customer's risk. The

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Customer  agrees  not  to  deposit more than $10,000 cash per day in the ATM and acknowledges that if such a deposit is made, the Bank may hold funds until the customer completes a source of funds declaration under the format prescribed by the Bank. The Customer must use his ATM card as well as the ATMs in accordance with the Bank's instructions. The Bank, without prior notice, may cancel the use of the ATM card if the Customer contravenes the obligations provided for in this agreement. The Customer must advise the Bank, without delay, of the loss or theft of an ATM card. The Customer is liable and responsible for all transactions done with a lost or stolen card until the Customer notifies the branch at which the account is opened.

     (c) USE OF CANADIAN PAYMENTS ASSOCIATION. The Bank may use clearing arrangements made pursuant to the By-laws and Rules of the Canadian Payments Association and in all its dealings with the Customer's account and with instruments and presentments for payment thereof the Bank may act under and in accordance with such clearing arrangements and shall not be responsible for any loss occasioned thereby or for any neglect, failure or delay in exercising or enforcing any of its powers or rights thereunder.

     (d) AUTHORIZED AGENTS. The Customer authorizes any of its employees or designated agents that have been designated by the Customer in writing to receive all paid, unpaid and unaccepted instruments, statements, vouchers or other documents relating thereto.

9. INDEMNITY. If the Customer's statements, instruments, debit memos and vouchers are lost, stolen or destroyed, the Customer shall accept the Bank records as conclusive proof of the correctness and authenticity of the items or entries so recorded therein and the Customer agrees to hold the Bank free from all liability and to indemnify and save the Bank harmless from any loss, claim or demand made upon the Bank as a result of such loss, claim or demand.

10. FACSIMILE SIGNATURE. The Bank is hereby authorized and directed to pay or carry out the mandate of any instrument signed by authorized facsimile signature.

11. JOINT ACCOUNTS. If more than one person is entering into this agreement with the Bank then:

     (a)

           (i) this  is  our  joint  mandate;

          (ii) the account opened or maintained under this mandate shall be a joint account, howsoever it may be named, and

          (iii)each of the above clauses shall be deemed to have been appropriately changed:

     (b) The Bank is authorized to credit to the account any deposit made by any one or more of us including all moneys and proceeds of any instrument. The Bank is also authorized to credit to the account any like deposit made by any other person for the credit of any one or more of us. The Bank may endorse any instrument for any one or more of us, and the Bank may charge up to the account any instrument credited as aforesaid that is returned unpaid;

     (c) The Bank is authorized to pay and charge against the account any instrument signed by any one of the officer and director of the undersigned notwithstanding that the effect may be to create or increase an overdraft in the account. All parties to the account jointly and severally agree to pay any overdraft or other indebtedness or liability to the Bank arising out of the operation of the account as provided in this agreement. Written countermand of payment for any instrument(s) signed by any one of us shall terminate the Bank's authority to pay any such instrument(s).

     (d) RECEIPTS, ETC. Any one of the undersigned signatories on behalf of the Customer may sign receipts for vouchers and acknowledgements of the correctness of the account, authenticity of vouchers and release as required by the Bank; and

     (e) BANKRUPTCIES, ETC. Drawings from the account or further dealing with the account shall not be permitted if, (i) any one of the undersigned signatories on behalf of the Customer should initiate or become the subject of insolvency proceedings and such proceedings are made known to the Bank; or (ii) any one of the undersigned signatories on behalf of the Customer should be declared a mentally incompetent person or a person incapable of managing his affairs and notice of such a declaration is given to the Bank.

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12.     PARTNERS.  The  Customer  represents  and  warrants to the Bank that the
Customer does not now and will not in future have any partner(s) with any interest in any account with the Bank in the name of the Customer, except the signatories of the Bank's form of partnership agreement (if any) delivered to the manager of each branch or agency of the Bank at which an account of the Customer is kept.

13. INTERPRETATION. The singular shall be construed as meaning the plural and vice versa where the context so requires. This agreement shall be binding on each of the undersigned, their heirs, executors, administrators, successors and permitted assigns and shall govern all accounts operated by the undersigned at any of the Bank's branches or offices or at the branches or offices of any wholly-owned subsidiary of the Bank, except when the undersigned have notified the Bank in writing to the contrary. The Bank may amend this agreement by sending a notice to any of the undersigned in the same manner as a statement of account or by posting a notice in any branch or office of the Bank where the Customer operates an account.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the province in which the branch of the Bank referred to on page 1 hereof is located and the laws of Canada applicable therein.

15.     INFORMATION  OF  CUSTOMER.
     (a) All information relating to the account of the Customer may be recorded or stored by the Bank in such form and by means of such devices as the Bank may see fit and the Bank is under no obligation to retain original documents, instruments or vouchers other than to retain and return to the Customer the cheques and vouchers normally returned to the Customer in accordance with the Bank's general practice.

     (b) The Bank may use the services of any electronic data processing service bureau or organization in connection with keeping any account of the Customer, and in such case the Bank shall not be liable to the Customer by reason of any act or omission of such service bureau or organization in the performance of the services required of it.

     (c) The Customer authorizes the Bank to obtain such factual and investigative information regarding the Customer from others as permitted by law, to furnish other credit grantors and credit bureaux particulars of the credit application, the operation of any of the Customer's accounts and the Bank's credit experience with the Customer (before and after the signing hereof), and the Bank shall not be liable for the disclosure in good faith of information concerning those matters, whether or not such information is complete or accurate.

        Dated  at  the  Town  of Richmond Hill, this 22nd day of February, 2002.

                          1418276  ONTARIO  INC.
                          Name  of  Company
                          30  West  Beaver  Creek Road, Suite 109,
                          Richmond  Hill,  Ontario  L4B  3K1


                          per:___/s/  Kim  Allen____________________________
                                      Name:  Kim  Allen
                                      Title:   President
                                      c/s

                          per:___/s/  Angelo  Boujos________________________
                                      Name:  Angelo  Boujos
                                      Title:    Chairman


                          We  have  authority  to  bind  the Corporation